Changes Come to the HIT Board

HIT’s Lesyllee White, 2nd from right, joined newly elected AFL-CIO executive officers at the AFL-CIO Convention: Arlene Holt Baker (left), Richard Trumka, and Liz Shuler (right).

A new Secretary-Treasurer at the AFL-CIO and the recent appointment of HIT Chairman Richard Ravitch as Lieutenant Governor of New York have brought change to the HIT Board of Trustees. At the annual HIT participants meeting on November 24, 2009, HIT participants elected AFL-CIO President Emeritus John Sweeney to be the HIT’s Chairman, while former Chairman Richard Ravitch will continue to serve as a Trustee. Liz Shuler, the AFL-CIO’s new Secretary- Treasurer, was elected to join the HIT Board as a Trustee. More on page 5.

O’MALLEY TO HEAD HIT VETERANS INITIATIVE

The HIT has asked housing expert and Vietnam veteran Thomas J. O’Malley to serve as the Director of a new Veterans Housing Initiative. O’Malley will lead HIT efforts to expand housing opportunities for America’s veterans, including the estimated 300,000 who have been homeless in the past year. “We’re pleased to have someone with Tom’s experience become our ‘housing czar’ for our nation’s veterans,” said HIT CEO Steve Coyle. “I’m confident that he will make a difference in the lives of the men and women who have fought valiantly for our nation in time of need.” (continued, page 6)

FINANCING FOR TWIN CITIES SENIOR CO-OP

Union construction workers are starting work on a new cooperative residence for seniors near Minneapolis with $17.6 million in project financing from the HIT. The $20.3 million development, known as Applewood Pointe of Bloomington at Southtown, will offer 101 units of senior housing and create over 200 union construction jobs.

Over 70% of the co-op units have already been sold, reflecting continuing strong demand for this form of housing among Minnesota seniors who want to downsize their homes. The HIT has provided $84.6 million in financing for 11 senior cooperatives in the Twin Cities area since the mid-1990s.

Applewood Pointe of Bloomington at Southtown

“This project was financed with a construction and permanent loan secured by FHA Section 213 cooperative mortgage insurance,” said HIT Investment Officer Chris Shaw. “We were able to offer a split interest rate for the construction and permanent financing, which made our terms attractive to the developer.”

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Preserving Affordability of Workforce Housing in New York City

A $22 million investment by the AFL-CIO Housing Investment Trust is helping to maintain the affordability of 2,245 housing units at five workforce housing developments in New York City. The investment is part of the HIT’s Workforce Housing Initiative, an effort to expand housing options for middle-income workers in New York and other high-cost cities.

The HIT purchased bonds issued by the City’s Housing Development Corporation (HDC), which will enable the five projects to retain their affordability. The properties will continue to participate in New York State’s Mitchell-Lama program, which provides affordable rental and co-op housing for moderate- and middleincome families.

“There is a significant shortage of workforce housing here in New York, and working families have limited housing options,” said Marcie Cohen, HIT Chief Housing Policy Adviser. “The HIT’s Workforce Housing Initiative is our effort to work with city officials to help attract needed capital for middle-income housing. The HIT is seeking to finance up to 10,000 units of workforce housing over the next four years.”

Carol Nixon, Director of the HIT’s New York City office, said she worked with HDC staff to identify projects covered by the agency’s larger bond issue that met the HIT’s investment requirements. The properties receiving financing from the HIT’s investment are shown below. “Our participation in the bond financing helped establish a competitive market for the HDC bond issue while earning a competitive rate of return for HIT participants,” Nixon said.

Clockwise from left: Cadman Tower Cooperative, Brooklyn, 422 units; East Midtown Plaza, Manhattan, 746 units; Ruppert House Cooperative, Manhattan, 652 units; Tower West, Manhattan, 217 units; Goodwill Terrace, Queens, 208 units.

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Performance Commentary, 3rd Quarter 2009

Chang Suh Executive Vice President and Chief Portfolio Manager AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust outperformed its benchmark, the Barclays Capital Aggregate Bond Index, in the first nine months of 2009 by .83 percentage points (83 basis points). Investors continue to be well-served by the HIT’s disciplined strategy of making safe and prudent investments. The HIT’s strong liquidity and its specialization in government-insured multifamily mortgage-backed securities (MBS) provide a solid platform for future success. In particular, the HIT’s focus on construction-related investments that it sources directly can increase its expected risk-adjusted returns, as construction mortgage securities have significantly higher yields than bonds of comparable duration and credit quality.

Results Through Third Quarter

The HIT’s gross and net returns for the first nine months of the year were 6.54% and 6.20%, respectively, versus 5.72% for the benchmark. The impressive record relative to the benchmark was achieved despite a strong rebound in corporate bonds, which comprised 19.1% of the benchmark at September 30 but are not held by the HIT. Corporate bonds outperformed Treasuries by 1,950 basis points during the first nine months. The HIT’s strong performance was aided by the significant spread tightening in agency multifamily MBS. For the one-year period ending September 30, the HIT’s gross return of 10.52% underperformed the benchmark by 4 basis points as the corporate bonds in the benchmark rebounded from the September 2008 financial crisis. Over longer time periods, the HIT outperformed the benchmark on a gross and net basis, as seen in the chart on the next page.

The HIT portfolio is structured to obtain competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile. The superior credit quality assets in which the HIT invests are government and agency multifamily MBS, which the HIT substitutes for corporate debt and some Treasury and government-sponsored enterprise (GSE) debt securities in the benchmark. The HIT portfolio effectively has the same interest rate risk as the benchmark because duration and convexity are managed to be close to neutral to the benchmark. Nearly 96% of the HIT portfolio at September 30 consisted of MBS that are insured or guaranteed by a U.S. government agency or a GSE, U.S. Treasuries, and GSE debt. This compares to 74% in the benchmark.

Market Conditions

During the third quarter, increased optimism in financial markets heightened the demand for riskier assets. Lower credit quality investments, in general, outperformed those of higher credit. As corporate earnings improved, corporate bonds performed well.

Meanwhile, the continued tightening of multifamily MBS spreads, and the HIT portfolio’s overweighting in this sector, greatly benefited the HIT’s performance. Over the first three quarters of 2009, spreads moved tighter, due to rising demand from market participants and improving liquidity in these sectors. However, spreads on Ginnie Mae construction loan certificates have remained historically wide, as investors require higher yields for constructionrelated investments. This is why the HIT is aggressively sourcing new production of construction projects that provide investment opportunities for the portfolio.

(continued)

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending October 31, 2009, were 13.01%, 6.42%, 5.14% and 6.54%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent monthend is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.

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Investment Outlook

For the near future, the U.S. economy is expected to remain weak due to continued high unemployment, excess capacity, low consumption, stress in the real estate markets, and tight credit conditions in the global markets. More worrisome may be the risk of the government prematurely ending the liquidity it is providing to the markets and reducing its stimulus spending. Inflation does not appear to be a major concern to the Federal Reserve at this time, based on its November policy statement.

The HIT is well positioned due to its strong liquidity and superior portfolio fundamentals, with higher expected income, higher credit quality, and market-neutral interest rate risk, relative to the benchmark. The HIT is focused on increasing its construction-related investments in the period ahead. Federal housing programs, particularly those of the FHA, are expected to be increasingly active in the multifamily sector as part of the government’s stimulus efforts to bridge the capital needs for development of affordable rental housing. FHA construction-related investments offer attractive yield spreads, and the HIT expects to benefit from a significant increase in these investments in its portfolio.

These investments should enable the HIT to fulfill its mission of earning additional yield on government-guaranteed construction loans, with the important additional benefit of putting union members back to work.

HIT GETS ‘TOP 10’ RANKING FROM MORNINGSTAR

Morningstar ranked the HIT as one of the nation’s “Top 10 Managers” for the five-year period ending September 30, 2009. The ranking, reported in Pensions & Investments on November 16, 2009, placed the HIT as the number 10 performer in its fixed-income class of U.S. intermediate duration collective investment trusts.

“The ranking reflects the HIT’s prudent investment strategy and its specialization in high credit quality multifamily mortgage-backed securities,” said Chang Suh, Executive Vice President and Chief Portfolio Manager.

Morningstar used its Principia Separate Account database to compare fixed-income investment vehicles with a similar risk profile. The rankings include funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The rankings compare 33 funds for the five-year period, using performance results self-reported to Morningstar. Rankings are based on gross returns for the five-year period ended September 30, 2009, which reflect no deduction for expenses. Please see the HIT net performance data above, which does reflect deductions for expenses. The Morningstar findings can be viewed on the Pensions & Investments website at: http://www. pionline.com/article/20091116/CHART/311169967/-1/TOPPERFORMINGMANAGERS.

Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2009, unless otherwise noted.

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Participants Approve Leadership Changes for HIT Board
(continued from page 1)

Left: Richard Ravitch was named Lieutenant Governor of New York by the state’s Governor, David Patterson (standing at left). Right: John Sweeney has been elected as HIT’s new Chairman.

With his new responsibilities as Lieutenant Governor, Richard Ravitch has chosen to step down as HIT Chairman, but he will remain a HIT Trustee. He was appointed by the New York Governor to fill the vacant state office in July.

“Dick Ravitch has been invaluable in helping the HIT become a major force in affordable housing finance across this country,” said HIT CEO Steve Coyle. “Our investors have benefited immensely from his service, and we are fortunate that he will remain on our board.”

The HIT’s newly elected Chairman, John Sweeney, resigned in September after 14 years as AFL-CIO President. “John Sweeney has been part of the HIT’s success from the start,” said Coyle. “He has been integrally involved in its growth from $104 million to more than $3.6 billion in assets. As someone who is held in the highest regard by state and federal officials, community leaders, and working people across the country, his leadership as Chairman will be of immeasurable value.”

The HIT’s newest Trustee, Liz Shuler, became the AFL-CIO’s Secretary-Treasurer in September, succeeding Richard Trumka, who was elected President of the AFL-CIO. Shuler was formerly Executive Assistant to the President of the International Brotherhood of Electrical Workers.

Continuing as HIT Trustees are the AFL-CIO’s new President, Richard Trumka, and recently reelected Executive Vice President, Arlene Holt Baker, who have served the HIT since 1995 and 2008, respectively.

WORKER-FRIENDLY INVESTMENTS PROFILED IN NEW BOOK

HIT’s Chief Operating Officer Ted Chandler (left) with Tom Croft at the event announcing Croft’s book.

In a new book on responsible investment strategies, Thomas Croft profiles the HIT and other models for worker-friendly investing. In his book, Croft calls for the responsible stewardship of working people’s hard-earned capital. The market crash of 2008, he writes, refocused working people and retirees on finding sound pension investment strategies whose objectives are aligned with the interests of the beneficiaries.

The book offers what Croft terms “best practices” for the investment of workers’ capital, calling responsible investing “an integral part of fiduciary duty.”

Croft is Director of the Heartland Network and an expert on innovative capital strategies. AFL-CIO President Richard Trumka, in a foreword to the book, called this a “helpful and hopeful manual” for responsible investing.

Up from Wall Street, The Responsible Investment Alternative is published by Cosimo Books and is available at bookstores.

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Groundbreaking in Central Harlem

Excavation and foundation work were ongoing at the site of a new housing complex in Central Harlem, New York, as a crowd gathered for the official groundbreaking this fall. Participating in the event was Marcie Cohen, Chief Housing Policy Adviser for the HIT, which is helping finance the Douglass Park, one of three planned buildings at the site.

“Douglass Park is the affordable housing component of this redevelopment project,” explained Cohen. “It’s an important part of the City’s revitalization plan to transform the area into a more vibrant, sustainable, and viable community for people at all income levels.”

The HIT is working with the New York City Housing Development Corporation (HDC), New York City Housing Preservation Department (HPD) and the developer to help finance the $31.2 million Douglass Park through the purchase of $9.5 million of fixed-rate, tax-exempt bonds issued by the HDC under the city’s Low-Income Affordable Marketplace Program. The 70 apartments in the eight-story building will be reserved for households earning 40% to 60% of the area median income. The project is expected to create 185 union construction jobs.

O’MALLEY TO HEAD HIT’S NATIONAL VETERANS HOUSING INITIATIVE
(continued from page 1)

Starting in January 2010, O’Malley will head the HIT’s efforts to finance affordable multifamily housing for former members of the military. He will also work with veterans’ service groups to assess what can be done to make existing housing programs serve veterans more effectively.

“We intend to make use of the HIT’s housing expertise to substantially increase investments in affordable housing for veterans,” O’Malley noted. “As a union member who grew up in a union household, I look forward to working with the AFLCIO’s new Union Veterans Council.” O’Malley brings to his new position significant experience in housing finance and currently serves as Vice President of the AFL-CIO Investment Trust Corporation. He had a 15-year career at the Boston Redevelopment Authority and worked earlier with one of Boston’s largest nonprofit housing development entities. O’Malley is a disabled veteran and cancer survivor as a result of his exposure to Agent Orange while serving in Vietnam.

Approximately 2.1 million union members, or 14% of the union workforce, are veterans of military service.

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Ted Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President
and Chief Portfolio Manager

Saul A. Schapiro
General Counsel

Debbie Cohen
Chief Development Officer

Stephanie H. Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Chief Housing Policy Adviser

Lesyllee White
Director of Marketing

National Office
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC 20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020
(212) 554-2750

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, MA 02210
(617) 261-4444

Western Regional Office
Liz Diamond, Director
235 Montgomery Street, Suite 1001
San Francisco, CA 94104
(415) 433-3044

www.aflcio-hit.com